Exhibit 10.3
                              CONSULTING AGREEMENT
                              --------------------

           THIS AGREEMENT made effective this 1st day of October 2004

BETWEEN:

          SAGIT  INVESTMENT  MANAGEMENT  LTD.
          900  -  789  West  Pender  Street
          Vancouver,  BC,  V6C  1H2
                              (HEREAFTER  "SAGIT")

AND:

          DRAGON  GOLD  RESOURCES  INC.
          Regent's  Place
          338  Euston  Road,  Suite  323
          London  NW1  3BT
          United  Kingdom
                              (HEREAFTER  "DRAGON")

THE  PARTIES  hereby  agree  to:

     1. Pay a consulting fee of Canadian $5,625 per month plus GST, if required, to Sagit.
     2. Sagit will provide management and geological services to Dragon as required.
     3. This agreement shall commence on October 1st, 2004 and shall cover a 12 month period initially.
     4. This agreement will automatically renew for further 12 month periods unless terminated by either side at the end of any 12 month period.
     5. This agreement can be terminated by either side with 60 days notice, unless a shorter time is agreed by both parties.
     6. This agreement shall be governed by and construed with the laws of the Province of British Columbia.
     7. Execution by fax. The parties agree that a fax signature shall constitute an original signature.

ON  BEHALF  OF                                ON  BEHALF  OF
SAGIT  INVESTMENT  MANAGEMENT                 DRAGON  GOLD  RESOURCES

/s/ Raoul Tsakok                              /s/ Johannes Petersen
-----------------------------                 ---------------------------
Raoul  Tsakok,  Chairman                      Johannes  Petersen,  President

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